SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.


                              FORM 8-K



                           CURRENT REPORT


                Pursuant to Section 13 of 15(d) of the
                    Securities Exchange Act of 1934




                         BINGOGOLD COM, INC.
                Exact name of Registrant as Specified
                           in its Charter

        Nevada                               88-0542172
(State of Incorporation                     (IRS Employer
or Organization)                             Number)


                     543 Granville Street, Suite 303
                        Vancouver, BC  V6c 1XB
                                Canada
                (Address of Registrant's principal executive offices and principal place of business)


Shawn F. Hackman, Esq., 3360 West Sahara Ave., Suite 200, Las Vegas, Nevada 89102; (702) 732-2253. Fax: (702) 940-4006
(Name, address, and telephone number of agent of service)



Item 1.

     On February 18, 2000, pursuant to a resolution of the Board , dated February 18, 2000, the Company changed its name from Bingogold Com, Inc. to Gameweaver, Inc. The address of the primary office has remained the same.


                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BINGOGOLD COM, INC.



Dated:   February 18, 2000            By:/s/
                                         Richard Wilk, President